UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2015 (September 16, 2015)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Upon its emergence from its Chapter 11 reorganization on July 9, 2014, Genco Shipping & Trading Limited (“Genco”) adopted fresh-start reporting in accordance with provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 852, “Reorganizations” (“ASC 852”).  As a result of the adoption of fresh-start reporting, Genco’s consolidated balance sheets and consolidated statements of operations before July 9, 2014 are not comparable in many respects to our consolidated balance sheets and consolidated statements of operations after July 9, 2014. In this Current Report on Form 8-K, Genco’s reporting of consolidated financial information related to those periods before July 9, 2014 are referred to as “Predecessor period financial reporting”  and Genco’s reporting of consolidated financial information related to those periods after July 9, 2014 are referred to as “Successor period financial reporting.”

On September 16, 2015, Genco concluded that there were errors in its determination of certain previously reported amounts in its Predecessor period financial reporting for the period from January 1, 2014 to July 9, 2014 related to its application of fresh –start accounting under ASC 852. These errors were related to the items included in the determination of the “Reorganization items, net” account balance on the face of Genco’s Consolidated Statement of Operations of the Predecessor for the period from January 1, 2014 to July 9, 2014, which affected Genco’s previously reported Net loss attributable to Genco Shipping & Trading Limited and Net loss per share attributable to Genco as well as the Net loss attributable to noncontrolling interest on the face of Genco’s Consolidated Statement of Operations of the Predecessor for the period from January 1, 2014 to July 9, 2014.

These errors did not impact Genco’s previously reported financial information for its Predecessor period financial reporting related to consolidated revenues, operating expenses or cash flows of the Predecessor period from January 1, 2014 to July 9, 2014.

These errors also did not impact Genco’s previously reported financial information for its Successor period financial reporting, including consolidated revenues, operating expenses, net loss or cash flows of the Successor period from July 9, 2014 to December 31, 2014; or Genco’s previously reported consolidated assets, liabilities or total equity of the Successor as of December 31, 2014.

Management and our Audit Committee have discussed these errors with Deloitte & Touche LLP, our independent registered public accounting firm.  On September 16, 2015, management and the Audit Committee of our Board of Directors concluded that we should correct the errors in Genco’s Predecessor period financial reporting and that our previously issued 2014 consolidated financial statements included in the Annual Report on Form 10-K/A for the year ended December 31, 2014, filed by the Company on April 30, 2015 should no longer be relied upon. The Company plans to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2014 reflecting the restatement of such financial statements to correct the foregoing as soon as practicable.  Set forth in Exhibit 99.1 hereto is a preliminary estimate of the adjustments to Genco’s Consolidated Statement of Operations for the Predecessor period from January 1, 2014 to July 9, 2014 in connection with such restatement.  Such amounts are subject to  review in connection with the anticipated amendment to the Company’s Annual Report and consequently may change.

Item 9.01                          Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Consolidated Statement of Operations for Predecessor Period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: September 18, 2015

/s/ John C. Wobensmith
John C. Wobensmith
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated Statement of Operations for Predecessor Period.